UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report:  June 12, 2014  (Date of earliest event reported)

CAPSTONE THERAPEUTICS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 West Washington Street, Suite 104, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(602) 286-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

 Annual Meeting of Stockholders

(a)        Our Annual Meeting of Stockholders was held on June 12, 2014 with a quorum in attendance.

(b)        At the Annual Meeting, stockholders elected our nominees for Class I and Class II Directors, approved an Amendment to the Company’s 2005 Equity Incentive Plan, increasing the number of shares of Common Stock available for grant, by 500,000 shares, and ratified the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2014.  The certified results of the matters voted upon at the meeting, which are more fully described in our Proxy Statement, are as follows:

Proposal 1: Proposal to Elect a Class I Director For Term Expiring in Year 2016 and a Class II Director For Term Expiring in Year 2017:

Number of Shares
Director Nominees	FOR	WITHHELD	BROKER NON-VOTES
Eric W. Fangmann (Class I)	23,585,414	927,170	10,889,483
John M. Holliman (Class II)	23,483,336	1,029,248	10,889,483

Proposal 2: Amendment to the Company’s 2005 Equity Incentive Plan, increasing the number of shares of Common Stock available for grant by 500,000 shares

Number of Shares
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
22,307,350	1,904,344	300,890	10,889,483

Proposal 3: Proposal to Ratify the Appointment of Moss Adams LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2014

Number of Shares
FOR	AGAINST	ABSTAIN
34,523,414	736,007	142,646

Section 9  -  Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	2005 Equity Incentive Plan (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 18, 2006)

10.2	Amendment to 2005 Equity Incentive Plan (Incorporated by reference to Exhibit 99.2 to the Company’s Registration Statement on Form S-8 filed with the SEC on May 14, 2009)

10.3	Amendment to 2005 Equity Incentive Plan (Incorporated by reference to Exhibit 99.3 to the Company’s Registration Statement on Form S-8 filed with the SEC on June 17, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2014	CAPSTONE THERAPEUTICS CORP.

/s/ John M. Holliman, III
John M. Holliman, III
Executive Chairman

Exhibit Index

Exhibit No.	Description

10.1	2005 Equity Incentive Plan (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 18, 2006)

10.2	Amendment to 2005 Equity Incentive Plan (Incorporated by reference to Exhibit 99.2 to the Company’s Registration Statement on Form S-8 filed with the SEC on May 14, 2009)

10.3	Amendment to 2005 Equity Incentive Plan (Incorporated by reference to Exhibit 99.3 to the Company’s Registration Statement on Form S-8 filed with the SEC on June 17, 2014)